Schedule 14A Information
              Proxy Statement Pursuant to Section 14 (a) of the
                     Securities Exchange Act of 1934

Filed by the Registrant                  /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-12

    ADVANCE CAPITAL I, INC.
    ----------------------------------------
    (Name of Registrant as Specified in Its Charter)

    ----------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i) (1)
    and 0-11.
      (1)Title of each class of securities to which transaction applies:

      (2)Aggregate number of securities to which transaction applies:

      (3)Per unit price or other underlying value ot transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)Proposed maximum aggregate value of transaction:

      (5)Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

      (1)Amount Previously Paid:

      (2)Form, Schedule or Registration Statement No.:

      (3)Filing Party:

      (4)Date Filed:

ADVANCE CAPITAL I, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 31, 2003

------------------------------------------------------------


      The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC. (the "Company"), will be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan, on July 31, 2003 at 10:00 A.M. (Eastern Daylight Time). The following matters will be acted upon at that time:

      1.    To elect six Directors to hold office until the next
            Annual Meeting of Shareholders or until their successors have been elected and qualified;

      2.    To ratify the selection of PricewaterhouseCoopers
            LLP as independent public accountants of the Company for the fiscal year ending December 31, 2003;

      3. To transact such other business as may properly come before the meeting and any adjournments thereof.

      Shareholders of record at the close of business on May 30, 2003, are entitled to notice of and to vote at the meeting.


                          By Order of the Board of Directors

                             Kathy J. Harkleroad, Secretary


One Towne Square, Suite 444
Southfield, Michigan 48076
June 27, 2003

------------------------------------------------------------
YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

ADVANCE CAPITAL I, INC.
One Towne Square, Suite 444
Southfield, Michigan 48076




PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 31, 2003

INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Advance Capital I, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan, on July 31, 2003 at 10:00 A.M. (Eastern Daylight Time) , and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and form of proxy are first being mailed to shareholders is June 27, 2003.


      The cost of soliciting proxies will be borne by the Company. In addition, certain Officers and Directors of the Company and of Advance Capital Management, Inc., the Company's investment adviser (none of whom will receive additional compensation thereof) may solicit proxies in person or by telephone or mail. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports, without charge, by mailing such request to:
Advance Capital I, Inc., Attention: Ms. Kathy Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783.

      All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the nominees for Directors hereinafter listed and for Proposal (2). Directors will be elected by a majority vote of the shares present or represented by proxy at the meeting. A "majority" is defined by the Investment Company Act of 1940 as the vote, "(A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company whichever is the less". Abstentions are counted for purposes of determining whether a quorum is present, and will have the effect of a negative vote with respect to the approval of Proposal (2).


      Shareholders of record at the close of business on May 30, 2003, the record date, are entitled to notice of and to vote at the Meeting.

      Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the meeting) at any time before it is exercised.


      Each Company share and each fractional share outstanding at the close of business on May 30, 2003, is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter. As of May 30, 2003, 5,624,528 Class A shares, 15,998,136 Class B shares, 14,709,582 Class C shares, 20,428,764
Class E shares and 6,586,998 Class F shares, all with a $.001 par value, were outstanding.

      As of May 30, 2003, no individuals were known to own of record or beneficially 5 percent or more of the outstanding shares of the Company or of a particular Class of shares.


PROPOSAL 1:  ELECTION OF DIRECTORS

      The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers. Each Board member oversees all five portfolios of Advance Capital I, Inc.


      The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October. All Directors were present at all meetings during the 2002 year. The Board has not designated a specific Audit Committee, but the Directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), as a group, function in all respects as one. The "not-interested" Directors meet with PricewaterhouseCoopers LLP annually to discuss the results of the audit of the prior year and the scope of the audit of the coming year. There are no other committees of the Board.


      At the Meeting, six Directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. All of the Board members have been previously presented to the shareholders for election.

      All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving.
If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below.


----------------------------------------------------------------------------
                                                               Other
Name, Position(s)         Year       Principal Occupation(s)   Directorships
Address* & Age            Elected**  During past 5 Years	   Held***
----------------------------------------------------------------------------
"NOT-INTERESTED" DIRECTORS
----------------------------------------------------------------------------
Joseph A. Ahern,Esq.      1995       Attorney, Partner and 	   None
Director                             President, Stark, Reagan
Age 45                               & Finnerty, P.C.
----------------------------------------------------------------------------
Richard W. Holtcamp       1989	 Retired General Manager-  None
Director                             Marketing, Michigan Bell
Age 69                               Telephone; Director
                                     of Marketing &
                                     Consultant, Fishburn &
                                     Co., Inc.
                                     (General contractor
                                     for residential and
                                     business construction)
----------------------------------------------------------------------------
Dennis D. Johnson	        2000       Retired Chief Operating   None
Director                             Officer, Belgacom
Age 64                               (Ameritech International)
                                     ;Management Consultant,
                                     Vice President - Human
                                     Resources,Ameritech
                                     Network Services
----------------------------------------------------------------------------
Janice E. Loichle	        2001       Retired Vice President &  None
Director                             Chief Integration Officer
Age 55                               XO Communications, Inc.
                                     (formerly NEXTLINK
                                     Communications); Vice
                                     President & Chief of
                                     Local Exchange
                                     Operations, XO
                                     Communications, Inc.;
                                     President, NEXTLINK
                                     Solutions
-----------------------------------------------------------------------------
Thomas L. Saeli           2000       Vice President-Mergers &   Noble
Director                             Acquisitions, Lear Corp.;  International
Age 46                               Vice President,            Ltd.
                                     Oxford Investment
                                     Group, Inc.

-----------------------------------------------------------------------------





-----------------------------------------------------------------------------

       			                                        Other
Name, Position(s)           Year        Principal Occupation(s) Directorships
Address* & Age              Elected**   During past 5 Years     Held***
-----------------------------------------------------------------------------
"INTERESTED" DIRECTOR****
-----------------------------------------------------------------------------
John Shoemaker	          1987        President and Director, None
President                               & Director Advance
Age 57                                  Capital I, Inc.;
                                        President, Advance
                                        Capital Management,
                                        Inc., the Company's
                                        Investment Adviser
-----------------------------------------------------------------------------
OTHER OFFICERS
-----------------------------------------------------------------------------
Robert J. Cappelli          1987        Vice President &         None
Vice President                          Treasurer, Advance
Age 51                                  & TreasurerCapital
                                        I, Inc.; President,
                                        Advance Capital
                                        Services, Inc.
-----------------------------------------------------------------------------
Charles J. Cobb             1996        Vice President,          None
Vice President                          Advance Capital I,
Age 39                                  Inc.; Regional
                                        Representative,
				                Advance Capital
                                        Services, Inc.
-----------------------------------------------------------------------------
Kathy J. Harkleroad         1996        Secretary, Advance       None
Secretary                               Capital I, Inc.;
Age 50                                  Marketing Director,
                                        Advance Capital Services,
                                        Inc.; Director of Client
                                        Services, Advance
                                        Capital Services, Inc.
------------------------------------------------------------------------------



*One Towne Square, Suite 444, Southfield, MI 48076, unless otherwise noted.
**There is no set term of office for Directors and Officers.
The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.
***This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act. ****Officers of the Funds are "interested" persons as defined in the Investment Company Act of 1940.

The Company knows of no arrangements or understandings between a Director or Officer and any other person pursuant to which said person has been selected as a Director or Officer. There is no family relationship between any of the Directors and any of the Officers of the Company.

Ownership of Advance Capital I Shares


      The following table provides information regarding shares beneficially owned, directly or indirectly, by the Directors of the Company as of May 30, 2003, by dollar range, of equity securities of the Funds. "Beneficial ownership" is defined under Section
13(d) of the Securities Exchange Act of 1934, as amended. The ranges are as follows: A = none; B = $1-$10,000; C = $10,001-$50,000;
D = $50,001-$100,000; E = over $100,000.






Fund Shares Owned by Directors as of May 30, 2003



                               Dollar Range of Fund     Aggregate Dollar
                                  Shares Owned          Range of Shares
                               --------------------
Name                 Equity  Bond Balanced Cornerstone  Owned in all Funds
--------------------------------------------------------------------------
Joseph Ahern           C      A     A         D           E
Richard Holtcamp       D      A     D         B           E
Dennis Johnson         C      A     C         C           D
Janice Loichle         E      A     D         E           E
Thomas Saeli           D      A     C         D           E
John Shoemaker         E      D     E         E           E





Compensation of Directors and Executive Officers

      John C. Shoemaker has held office since the inception of the Company (1987). Mr. Cappelli held the office of Secretary from inception to 1996 and was appointed Treasurer in 1992 and Vice President in 1996. Mr. Cobb was appointed Vice President in 1996. Ms. Harkleroad was appointed Secretary in 1996.

      The Officers of the Company receive no direct compensation from the Company. Certain Officers and Directors of the Company are also Officers and Directors of; 1) Advance Capital Management, Inc. ("Management"), the Company's investment adviser, 2) Advance Capital Services, Inc., ("Services") the Company's distributor of fund shares and Advance Capital Group, Inc. ("Group"), the Company's administrator, transfer agent and dividend disbursing agent. Group and its subsidiaries pay the salaries of the Company's officers.

       John C. Shoemaker is President of the Company and a Director.
He receives no compensation from the Company for his service as a Director.

      During the year ended December 31, 2002, the Board of Directors met six times. Each Director attended at least 75% of the meetings. Only the independent Directors (those Directors who are "not-interested" persons as that term is defined by the Investment Company Act of 1940), received compensation from the Company for their service as Directors. Directors were also reimbursed for expenses incurred in attending the meetings. The Company did not offer its Directors any pension or retirement benefits during or prior to the fiscal year ended
December 31, 2002. The following table provides information regarding the compensation of the independent Directors for the year ended December 31, 2002.




                               Annual     Meeting   Total Compensation
Name of Director                 Fee        Fee       from the Company
-------------------------	---------  --------   ------------------
Joseph A. Ahern, Esquire       $ 3,500   $ 2,400       $ 5,900
Richard W. Holtcamp            $ 3,500   $ 2,400       $ 5,900
Dennis D. Johnson              $ 3,500   $ 2,400       $ 5,900
Janice E. Loichle              $ 3,500   $ 2,400       $ 5,900
Thomas L. Saeli                $ 3,500   $ 2,400       $ 5,900



REQUIRED VOTE

      Election of each of the listed nominees for Director of the Company requires the affirmative vote of the majority of shares represented at the Meeting if a quorum is present. Votes that are withheld will have no effect on the outcome of the election.

      The Board recommends that you vote FOR the nominees.

PROPOSAL 2:  SELECTION OF ACCOUNTANTS


      The members of the Board, including a majority who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), by a vote cast in person, have selected PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 2003, subject to the ratification by the Company's shareholders at the Meeting. The accounting firm of PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in the Company. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but a representative would have an opportunity to make a statement if he or she chose to attend. A representative of PricewaterhouseCoopers LLP is expected to be available by phone to respond to any appropriate questions.

      The following summarizes PricewaterhouseCoopers LLP's accounting services for the fiscal year ending December 31, 2003: audit of annual statements; assistance with filing the Company's registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); and routine consultation on financial accounting and reporting matters.

      The Board authorized all services performed by PricewaterhouseCoopers LLP for the Company during 2002. In addition, the Board annually reviews the scope of services to be provided by PricewaterhouseCoopers LLP and considers the effect, if any, that performance of any non-audit services might have on audit independence. PricewaterhouseCoopers LLP has audited the Company's books since 1995.

AUDIT AND OTHER FEES

      The aggregate fees paid to PricewaterhouseCoopers LLP, the Company's independent public accountants, for professional services rendered for the audit of the Company's annual statements for the year ended December 31, 2002 was $43,000. No other fees were paid to PricewaterhouseCoopers LLP for non-audit related services, management advisory services or information technology services. The Board of Directors has considered whether the provision of the audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.


      The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of PricewaterhouseCoopers LLP.

      The Board recommends that the shareholders vote FOR the ratification of the selection of independent accountants.

PROPOSAL 3:  OTHER BUSINESS

      The management of the Company knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR


      The Company's investment adviser, Advance Capital Management, Inc. ("Management"), is a Michigan corporation established in 1986 for the purpose of providing investment management services. Management is a registered investment adviser with the Securities and Exchange Commission. Management charged investment advisory fees to the Company of $4,040,232 for 2002. Management is a wholly-owned subsidiary of Advance Capital Group, Inc.

      T. Rowe Price Associates, Inc. is a Maryland corporation that serves as the investment sub-adviser to the Company. Its headquarters are located at 100 East Pratt Street, Baltimore, MD 21202.


      The Company's distributor, Advance Capital Services, Inc. ("Services"), is a financial services company established in 1986 that is a licensed National Association of Securities Dealers, Inc. broker-dealer. Services charged distribution fees to the Company of $1,790,805 for 2002. Services is a wholly-owned subsidiary of Advance Capital Group, Inc. The Company's administrator, transfer agent and dividend disbursing agent is Advance Capital Group, Inc. ("Group").


      The owners of Group and the Directors and Officers of Management and Services are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies and their officers is One Towne Square, Suite 444, Southfield, Michigan, 48076. The following chart shows the ownership and control of these three firms and of the Company as well.

POSITION        GROUP      SERVICES    MANAGEMENT     COMPANY
--------        -----      ---------   ----------     -----------
Owners          Cappelli   GROUP       GROUP          Shareholders
                Rathka
                Shoemaker

Directors       Cappelli   Cappelli    Cappelli       Ahern
                Rathka     Rathka      Rathka         Holtcamp
                Shoemaker  Shoemaker   Shoemaker      Johnson
                                                      Loichle
                                                      Saeli
                                                      Shoemaker

President       Rathka     Cappelli    Shoemaker      Shoemaker

Vice President  Shoemaker  Shoemaker   Cappelli       Cappelli
Cobb

Treasurer       Cappelli   Rathka      Rathka         Cappelli

Secretary       Shoemaker  Shoemaker   Shoemaker      Harkleroad

SHAREHOLDERS PROPOSALS


       Proposals to be considered for inclusion in the proxy materials for the 2004 annual meeting must be received by February 28, 2004. If any shareholder intends to propose at the annual meeting a nominee for director or the adoption or approval of any other matter by the shareholders, other than matters included in the proxy statement in accordance with the foregoing sentence, the proponent must give written notice no later than May 14, 2004.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

      Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders.
The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address. In order to request a separate copy or change your preference to receive multiple copies in the future, please write to Advance Capital I, Inc. at One Towne Square, Suite 444, Southfield, Michigan 48076 or call Advance Capital I, Inc. at (800) 345-4783.

FINANCIAL STATEMENTS

      The Statement of Assets and Liabilities and the Portfolio of Investments as of December 31, 2002 and the Statement of Operations of the Company for the year ended December 31, 2002 reported on by PricewaterhouseCoopers LLP, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to: Advance Capital I, Inc., Attention: Ms. Kathy J. Harkleroad, Secretary,
One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783. Any copies requested will be mailed no later than the following business day via first class U.S. mail.

      If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group,
Inc. at (800) 345-4783.

                        By Order of the Board of Directors

                        Kathy J. Harkleroad, Secretary
June 27, 2003

ADVANCE CAPITAL I, INC.
One Towne Square, Suite 444, Southfield, Michigan 48076

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(For the shareholders of the Equity Growth, Bond, Balanced, Retirement
 Income and Cornerstone Stock Funds)


   The undersigned hereby appoints John C. Shoemaker and Robert J. Cappelli as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 30, 2003, at the Annual Meeting of Shareholders of the Company to be held on Thursday, July 31, 2003 or any adjournment thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 27, 2003.


   This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be FOR all proposals.

   Please sign exactly as name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.


                                       Dated:                   , 2003
                                              ------------------


                                       -------------------------------
                                       Signature


                                       -------------------------------
                                       Signature (If Joint Account)


                                       -------------------------------
                                       Title (If Applicable)


INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
2. Sign and date the PROXY.
3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.

1. Election of  FOR all nominees listed -----   WITHHOLD AUTHORITY -----
   directors.   below (except as marked         to vote for all nominees
                to the contrary)                listed below

   (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

Joseph A. Ahern, Richard W. Holtcamp, Dennis D. Johnson,
Janice E. Loichle, Thomas L. Saeli, John C. Shoemaker

                                                     FOR  AGAINST  ABSTAIN
2. Ratify the selection of PricewaterhouseCoopers LLP
   as independent accountants of the Company.        --   ----     ----

3. I authorize the Proxies, in their discretion, to FOR AGAINST ABSTAIN vote upon such other business as may properly come before this meeting or any
   adjournment thereof.                              --   ----     ----

                                                     NUMBER OF ATTENDEES
   If you plan to attend the Annual Meeting of
   Shareholders please indicate the number attending
   the meeting and/or luncheon.                      Meeting      Luncheon
                                                -----         ----